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                                                                EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITOR

        We consent to the incorporation by reference of our reports dated February 18, 1997 with respect to the Consolidated Financial Statements and Schedule of Koppers Industries, Inc. included in its 1996 Annual Report (Form 10-K) filed with the Securities and Exchange Commission.


                                                /s/ Ernst & Young, LLP

Pittsburgh, Pennsylvania
December 22, 1997